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                                                                    EXHIBIT 10.1

               Fourth Amended and Restated Joint Filing Agreement

     Agreement dated as of April 30, 1999, among MDB Capital Group LLC, Christopher A. Marlett, James D. Bowyer, Anthony DiGiandomenico, Dyana Williams Marlett, Leonard Rothstein, William Fioretti, AMDG Ltd., Inc., MacDonald Bowyer, Stephen Walker Family Trust, Oceanfilm Ltd., Susan P. Tierney, Patricia Tierney for herself and as custodian for B. Tierney, Edmund Roy Fitterer, Brenda Fitterer and Par Excellence Investment Inc. (collectively, the "Parties").

     Each of the Parties hereto represents to the other Parties that it is eligible to use Schedule 13D to report its beneficial interest in shares of common stock, $.01 par value per share, of Orion Acquisition Corp. II. ("Schedule 13D") and it will file the Schedule 13D on behalf of itself.

     Each of the Parties agrees to be responsible for the timely filing of the
Schedule 13D and any and all amendments thereto and for the completeness and accuracy of the information concerning itself contained in the Schedule 13D, and the other Parties to the extent it knows or has reason to believe that any information about the other Parties is inaccurate.


                                              MDB Capital Group LLC

                                              /s/ Christopher A. Marlett
                                              ----------------------------
                                              By: Christopher A. Marlett,
                                                  Authorized Signatory


                                              /s/ Christopher A. Marlett
                                              ----------------------------
                                              Christopher A. Marlett


                                              /s/ James D. Bowyer
                                              ----------------------------
                                              James D. Bowyer


                                              /s/ Anthony DiGiandomenico
                                              ----------------------------
                                              Anthony DiGiandomenico


                                              /s/ Dyana Williams Marlett
                                              ----------------------------
                                              Dyana Williams Marlett


                                              /s/ Leonard Rothstein
                                              ----------------------------
                                              Leonard Rothstein


                                              /s/ William Fioretti
                                              ----------------------------
                                              William Fioretti


                                              AMDG Ltd., Inc.

                                              /s/ Patrick Abraham
                                              ----------------------------
                                              By: Patrick Abraham,
                                                  Authorized Signatory


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                                              /s/ MacDonald Bowyer
                                              ----------------------------
                                              MacDonald Bowyer


                                              Stephen Walker Family Trust

                                              /s/ Stephen Walker
                                              ----------------------------
                                              By: Stephen Walker, Trustee


                                              Oceanfilm Ltd.

                                              /s/ Noel Barton
                                              ----------------------------
                                              By: Noel Barton,
                                                  Authorized Signatory


                                              /s/ Susan P. Tierney
                                              ----------------------------
                                              Susan P. Tierney


                                              /s/ Patricia A. Tierney
                                              ----------------------------
                                              Patricia A. Tierney for herself
                                              and as custodian for B. Tierney


                                              /s/ Edmund R. Fitterer
                                              ----------------------------
                                              Edmund Roy Fitterer


                                              /s/ Brenda Fitterer
                                              ----------------------------
                                              Brenda Fitterer


                                              Par Excellence Investment Inc.

                                              /s/ Mylaine Bolduc
                                              ----------------------------
                                              By: Mylaine Bolduc,
                                                  Authorized Signatory